                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                               HEXCEL CORPORATION

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Hexcel Corporation (the "Company") made pursuant to the
Prospectus, dated          , 1999 (the "Prospectus"), if certificates for the
outstanding 9 3/4% Senior Subordinated Notes due 2009 of the Company (the
"Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent
(the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration
Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the
Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.
Capitalized terms not defined herein are defined in the Prospectus.

               DELIVERY TO: The Bank of New York, EXCHANGE AGENT

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
      BY REGISTERED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:

            The Bank of New York                           The Bank of New York
           101 Barclay Street, 7E                           101 Barclay Street
          New York, New York 10286                    Corporate Trust Services Window
      Attention: Reorganization Section                        Ground Level
                                                         New York, New York 10286
                                                     Attention: Reorganization Section

                             FOR INFORMATION CALL:
                                 (212) 815-6333

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 571-3080

                             CONFIRM BY TELEPHONE:
                                 (212) 815-6333

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus.

Principal Amount of Original Notes Tendered:*

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
$
 --------------------------------------------
Certificate Nos. (if available):               If Original Notes will be delivered by
                                               book-entry transfer to The Depository Trust
  -------------------------------------------  Company, provide account number.
  Total Principal Amount Represented by
    Original Notes Certificate(s):
$                                              Account Number
 --------------------------------------------  --------------------------------------------
-------------------------------------------------------------------------------------------

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.
________________________________________________________________________________

                                PLEASE SIGN HERE

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
X          ---------------------------------   --------------
X          ---------------------------------   --------------
           Signature(s) of Owner(s)            Date
           or Authorized Signatory
           Area Code and Telephone Number:
           --------------------------------------------------

    Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):         --------------------------------------------------------------------------
                 --------------------------------------------------------------------------
                 --------------------------------------------------------------------------
Capacity:        --------------------------------------------------------------------------
Address(es):     --------------------------------------------------------------------------
                 --------------------------------------------------------------------------
                 --------------------------------------------------------------------------

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities
Transfer Agents Medallion Program, the New York Stock Exchange Medallion
Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The
Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
--------------------------------------------   --------------------------------------------
                Name of Firm                               Authorized Signature
--------------------------------------------   --------------------------------------------
                   Address                                         Title
--------------------------------------------                       Name:
                                               --------------------------------------------
                                     Zip Code             (Please Type or Print)

           Area Code and Tel. No.                                 Dated:
--------------------------------------------   --------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.